                                                                    Exhibit 99.3

     UNAUDITED SUPPLEMENTAL GUARANTORS CONSOLIDATING FINANCIAL INFORMATION

     Sanmina-SCI Corporation ("Sanmina-SCI") has issued an aggregate principal amount of $750.0 million of 10.375% senior secured notes due January 15, 2010 (the "Notes"). The Notes are guaranteed by all of our United States subsidiaries.

     The following unaudited consolidating financial information presents:

          (1) A consolidating balance sheet as of September 28, 2002 and the related statements of operations and cash flows for the year ended September 28, 2002, of (a) Sanmina-SCI, the parent; (b) the guarantor subsidiaries; (c) the non-guarantor subsidiaries; and (d) Sanmina-SCI, the guarantor subsidiaries and the non-guarantor subsidiaries on a consolidated basis, and

          (2) Elimination entries necessary to consolidate Sanmina-SCI with the guarantor subsidiaries and the non-guarantor subsidiaries.

     Investments in subsidiaries are accounted for on the equity method. The principal elimination entries eliminate investments in subsidiaries, intercompany balances and intercompany sales.

                          CONSOLIDATING BALANCE SHEET

                                                                       GUARANTORS    NON-GUARANTOR    CONSOLIDATING   CONSOLIDATED
                                                        SANMINA-SCI   SUBSIDIARIES    SUBSIDIARIES    ELIMINATIONS       TOTAL
                                                        -----------   ------------   --------------   -------------   ------------
                                                                                      (IN THOUSANDS)
 ASSETS:
 Current assets:
   Cash and cash equivalents..........................  $  454,998     $  112,519     $   497,017      $        --    $ 1,064,534
   Short-term investments.............................      99,140             --              --               --         99,140
   Accounts receivable, net...........................       8,746        539,542         846,227               --      1,394,515
   Accounts receivable -- intercompany................         221        973,401         725,742       (1,699,364)            --
   Inventories........................................     147,405        324,442         651,169               --      1,123,016
   Deferred income taxes -- current...................     205,719         74,498          31,967               --        312,184
   Income taxes receivable............................      26,024             --          14,051           (6,484)        33,591
   Prepaid expenses and other.........................      15,056         27,551          89,451               --        132,058
                                                        -----------    ----------     -----------      -----------    -----------
         Total current assets.........................     957,309      2,051,953       2,855,624       (1,705,848)     4,159,038
 Property, plant and equipment, net...................     175,300        350,379         558,775               --      1,084,454
 Goodwill and intangibles.............................     127,909      1,132,473         888,445               --      2,148,827
 Intercompany accounts................................   1,510,124             --              --       (1,510,124)            --
 Investment in subsidiaries...........................   2,124,910      1,169,023              --       (3,293,933)            --
 Long term investments................................      68,633          5,322              --               --         73,955
 Deposits and other...................................      28,669         14,924           8,190               --         51,783
 Deferred income taxes -- noncurrent..................      37,064             --          50,190          (87,254)            --
                                                        -----------    ----------     -----------      -----------    -----------
         Total assets.................................  $5,029,918     $4,724,074     $ 4,361,224      $(6,597,159)   $ 7,518,057
                                                        ===========    ==========     ===========      ===========    ===========
 LIABILITIES AND STOCKHOLDERS' EQUITY:
 Current liabilities:
   Current portion of long-term debt..................  $   27,080     $  201,091     $    37,728      $        --    $   265,899
   Accounts payable...................................     129,764        373,618         776,069               --      1,279,451
   Accounts Payable -- intercompany...................      12,237      1,354,503       1,501,527       (2,868,267)            --
   Accrued liabilities................................      47,157        161,436         157,907               --        366,500
   Accrued payroll and related benefits...............      34,753         32,051          75,335               --        142,139
   Income taxes payable...............................          --          6,484              --           (6,484)            --
                                                        -----------    ----------     -----------      -----------    -----------
         Total current liabilities....................     250,991      2,129,183       2,548,566       (2,874,751)     2,053,989
 Long-term liabilities
   Long-term debt, net of current portion.............   1,355,186        567,383          52,762               --      1,975,331
   Intercompany accounts -- noncurrent................          --        341,221              --         (341,221)            --
   Deferred income tax liability......................          --        104,438              --          (87,254)        17,184
   Other..............................................       9,026         35,151          12,661               --         56,838
                                                        -----------    ----------     -----------      -----------    -----------
         Total long-term liabilities..................   1,364,212      1,048,193          65,423         (428,475)     2,049,353
 Stockholders' equity:
   Common stock.......................................       5,254         78,808         506,787         (585,595)         5,254
   Treasury stock.....................................    (190,261)            --              --               --       (190,261)
   Additional paid-in capital.........................   5,675,401        577,375       3,671,145       (4,248,520)     5,675,401
   Accumulated other comprehensive income (loss)......     (10,305)        10,498         (22,325)          11,827        (10,305)
   Retained earnings (deficit)........................  (2,065,374)       880,017      (2,408,372)       1,528,355     (2,065,374)
                                                        -----------    ----------     -----------      -----------    -----------
         Total stockholders' equity...................   3,414,715      1,546,698       1,747,235       (3,293,933)     3,414,715
                                                        -----------    ----------     -----------      -----------    -----------
         Total liabilities and stockholders' equity...  $5,029,918     $4,724,074     $ 4,361,224      $(6,597,159)   $ 7,518,057
                                                        ===========    ==========     ===========      ===========    ===========



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

                     CONSOLIDATING STATEMENT OF OPERATIONS


                                                                        GUARANTORS    NON-GUARANTOR   CONSOLIDATING   CONSOLIDATED
                                                        SANMINA-SCI   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS       TOTAL
                                                        -----------   ------------   -------------   -------------   ------------
                                                                                     (IN THOUSANDS)
Net sales.............................................  $  808,473    $ 3,990,654     $ 5,426,427     $(1,463,924)   $ 8,761,630
Cost of sales.........................................     739,579      3,862,697       5,248,577      (1,463,924)     8,386,929
                                                        -----------   -----------     -----------     -----------    -----------
        Gross profit..................................      68,894        127,957         177,850              --        374,701
Operating expenses:
  Selling, general and administrative.................      67,626        100,830         119,169              --        287,625
  Amortization of intangibles.........................          --          5,757              --              --          5,757
  Goodwill impairment and write down of intangible
    assets............................................      31,524        267,476       2,371,000              --      2,670,000
  Merger and integration costs........................          --            927           2,780              --          3,707
  Restructuring costs.................................      38,885        102,627          30,283              --        171,795
                                                        -----------   -----------     -----------     -----------    -----------
        Total operating expenses......................     138,035        477,617       2,523,232              --      3,138,884
Operating income (loss)...............................     (69,141)      (349,660)     (2,345,382)             --     (2,764,183)
  Interest income.....................................      19,579          2,706           3,007              --         25,292
  Interest expense....................................     (60,693)       (27,464)         (9,676)             --        (97,833)
  Interest income (expense) -- intercompany...........      11,402         15,500         (26,902)             --             --
  Other Income (expense)..............................      18,186          4,018            (372)             --         21,832
                                                        -----------   -----------     -----------     -----------    -----------
Other Income (expense), net...........................     (11,526)        (5,240)        (33,943)             --        (50,709)
                                                        -----------   -----------     -----------     -----------    -----------
Income (loss) before provision (benefit) for income
  taxes and equity in loss of subsidiaries............     (80,667)      (354,900)     (2,379,325)             --     (2,814,892)
Provision (benefit) for income taxes..................     (45,643)       (56,459)        (16,037)             --       (118,139)
Equity in loss of subsidiaries........................  (2,806,721)    (2,246,690)             --       5,053,411             --
                                                        -----------   -----------     -----------     -----------    -----------
        Net loss......................................  $(2,841,745)  $(2,545,131)    $(2,363,288)    $ 5,053,411    $(2,696,753)
                                                        ===========   ===========     ===========     ===========    ===========


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

                     CONSOLIDATING STATEMENT OF CASH FLOWS

                                                                       GUARANTOR     NON-GUARANTOR   CONSOLIDATING   CONSOLIDATED
                                                        SANMINA-SCI   SUBSIDIARIES   SUBSIDIARIES    ELIMINATIONS       TOTAL
                                                        -----------   ------------   -------------   -------------   ------------
                                                                                     (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss..............................................  $(2,841,745)  $(2,545,131)    $(2,363,288)    $5,053,411     $(2,696,753)
Adjustments to reconcile net income (loss) to cash
  provided by operating activities:
    Depreciation and amortization.....................      45,694        104,648          99,230             --         249,572
    Restructuring costs...............................      29,591         58,938          11,056             --          99,585
    Provision (benefit) for doubtful accounts.........          (9)          (550)           (862)            --          (1,421)
    Deferred income taxes.............................      13,394             --          14,288             --          27,682
    Tax benefit from disqualified dispositions........       2,000             --              --             --           2,000
    (Gain) loss on disposal of property and
      equipment.......................................       4,669          1,379           3,274             --           9,322
    (Gain) loss from investment in 50% owned
      companies.......................................       4,512             --              --             --           4,512
    (Gain) loss from repurchase of convertible
      notes...........................................     (54,493)            --              --             --         (54,493)
    Write-off of cost method investments..............      23,284             --              --             --          23,284
    Goodwill impairment and writedown of intangible
      assets..........................................      31,524        267,476       2,371,000             --       2,670,000
    Equity in loss of subsidiaries....................   2,806,721      2,246,690              --     (5,053,411)             --
    Other, net........................................          --          4,752              --             --           4,752
    Changes in operating assets and liabilities:
      Accounts Receivable.............................     189,225         40,443        (114,921)            --         114,747
      Account receivable securitization...............          --       (211,013)             --             --        (211,013)
      Inventories.....................................     158,879        233,560         384,747             --         777,186
      Prepaid expenses, deposits & other..............     133,414        (52,711)        (70,000)            --          10,703
      Accounts payable and accrued liabilities........     (80,016)      (218,317)        137,186             --        (161,147)
      Income tax accounts.............................    (134,337)       101,151         (12,013)            --         (45,199)
                                                        -----------   -----------     -----------     ----------     -----------
        Cash provided by operating activities.........     332,307         31,315         459,697             --         823,319
CASH FLOWS FROM INVESTING ACTIVITIES
    Purchases of short-term investments...............    (488,652)            --              --             --        (488,652)
    Proceeds from maturities of short-term
      investments.....................................   1,202,903             --              --             --       1,202,903
    Purchases of property, plant and equipment........     (19,599)       (16,815)        (56,577)            --         (92,991)
    Cash paid for businesses acquired, net............    (108,683)       (57,782)       (153,476)            --        (319,941)
    Proceeds from sale of assets......................       1,684          2,289              --             --           3,973
                                                        -----------   -----------     -----------     ----------     -----------
        Cash provided by (used for) investing
          activities..................................     587,653        (72,308)       (210,053)            --         305,292
                                                        -----------   -----------     -----------     ----------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from notes and credit facilities, net....   1,424,000        204,300          15,182             --       1,643,482
    Issuance (repurchase) of convertible notes........    (125,466)            --              --             --        (125,466)
    Payments of long-term debt........................  (1,021,043)      (991,092)        (40,832)            --      (2,052,967)
    Proceeds from sale of common stock, net of
      issuance costs..................................      17,545             --              --             --          17,545
    Repurchase of common stock........................    (116,344)            --              --             --        (116,344)
    Proceeds from (repayment of) intercompany debt....  (1,139,628)       909,028         230,600             --              --
                                                        -----------   -----------     -----------     ----------     -----------
        Cash provided by (used for) financing
          activities..................................    (960,936)       122,236         204,950             --        (633,750)
  Effect of exchange rate changes.....................          --             --           2,024             --           2,024
                                                        -----------   -----------     -----------     ----------     -----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS......     (40,976)        81,243         456,618             --         496,885
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD......     495,973         31,276          40,400             --         567,649
                                                        -----------   -----------     -----------     ----------     -----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD............  $  454,997    $   112,519     $   497,018     $       --     $ 1,064,534
                                                        ===========   ===========     ===========     ==========     ===========


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